SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 26, 2015

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-33393	94-3306718

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 800, Bethesda, MD 20814 (Address Of Principal Executive Offices) (Zip Code)

(204) 497-9024
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 26, 2015, representatives of Northwest Biotherapeutics, Inc. (the “Company”) presented certain clinical data at the 2nd Immunotherapy of Cancer Conference, held in Munich, Germany. On March 27, the Company issued a press release summarizing the clinical data that were presented at the conference. Filed herewith as Exhibit 99.1 is the March 27 press release. Filed herewith as Exhibit 99.2 and 99.3 are the poster presentation and slides that were presented at the conference. The press release, poster presentation, slides and other information, including a webcast link, are also available on the Company's website at www.nwbio.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 27, 2015.

99.2	Poster presented at 2nd Immunotherapy of Cancer Conference

99.3	Slides presented at 2nd Immunotherapy of Cancer Conference

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: March 27, 2015	By:	/s/ Linda Powers
Linda Powers, Chief Executive Officer, Chairperson